ADVANCED SERIES TRUST

Gateway Center Three, 4th floor

100 Mulberry Street

Newark, New Jersey 07102-4077

February 12, 2013

VIA EDGAR SUBMISSION

Ms. Allison White

Office of Insurance Products

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Advanced Series Trust
AST Horizon Moderate Asset Allocation Portfolio
Preliminary Proxy Statement Filed February 1, 2013
Registration No’s. 33-24962, 811-5186

Dear Ms. White:

We filed through EDGAR on February 1, 2013 on behalf of the AST Horizon Moderate Asset Allocation Portfolio (the “Portfolio”) of Advanced Series Trust (the “Registrant”) a preliminary proxy statement on Schedule 14A in connection with a special meeting of the Portfolio’s shareholders to be held on March 22, 2013.

This letter is intended to respond to the Commission Staff’s comments that you conveyed by telephone on Monday February 11, 2013 with respect to the preliminary proxy statement. For your convenience, a summary of the Staff’s comments is included herein and the Registrant’s responses are keyed accordingly, as set forth below.

1.	Comment

In the proxy statement, please include the table of 5% shareholders of the Portfolio as required under Item 6(d) of Schedule 14A.

Response

New Exhibit “C” has been added to the back of the proxy statement, which includes the required table.

2.	Comment

Please confirm that, if the proposals outlined in the proxy statement are approved by shareholders and the Portfolio adopts a new name, that we will obtain the requisite EDGAR new series and class ID data.

Response

Confirmed. We will obtain the required EDGAR series and class IDs if shareholders approve the proposals and the Portfolio changes its name.

3.	Comment

Confirm that the final proxy statement which is printed and mailed to shareholders will utilize a legible font size, which would be at least 8 point size, since the preliminary proxy statement filed on EDGAR appeared to utilize a smaller font size.

Response

Confirmed. We will ensure that the printed proxy statements which are published and mailed to shareholders will utilize at least 8 point or larger font size for all non-tabular text and data.

4.	Comment

In Question #5, please include a discussion /explanation of the fact that after expiration of the contractual fee waiver, the Portfolio’s operating expenses may increase.

Response

Question #5 has been revised accordingly.

5.	Comment

In Question #5 and in several other places in the proxy statement, the footnote which appears immediately underneath the Portfolio operating expense table discusses an existing voluntary fee waiver arrangement. This footnote should be removed, since disclosure and discussion pertaining to a voluntary arrangement is neither permitted nor required under the applicable portions of Form N-1A, which also apply to the proxy statement.

Response

The footnote has been deleted throughout. However, since the footnote discusses and discloses the current fees and expenses paid by shareholders after application of a voluntary waiver arrangement, we have restructured the language from the footnote and included it in the explanatory discussion appearing immediately after the table.

6.	Comment

Please consider whether it is necessary to include the same Portfolio operating expense table in several different sections of the proxy statement, since it appears to be duplicative.

Response

Although the Portfolio operating expense table is repeated several times throughout the Q&A and the proxy statement, we believe that the duplication is helpful in this instance, because it eliminates the need for shareholders to page back to prior section(s) or page(s) of the proxy statement in order to read and review the information contained in the operating expense table.

7.	Comment

Please confirm that the proxy statement will not be distributed to shareholders using e-delivery, since e-delivery is not an available option for this type of proxy statement.

Response

Confirmed. The proxy statement will be delivered to shareholders using traditional print and mailing.

8.	Comment

In the section of the proxy statement entitled “Current Management Agreement & Subadvisory Arrangements,” the summary of management and subadvisory fees paid by the Portfolio do not appear to reconcile with the figures that appear on page 9 off the proxy statement, in the section entitled “Additional Fee Information.” Also, consider providing only the information required by Schedule 14A, and omitting the additional information which is not required, in order to make the proxy statement clearer and easier to read.

Response

In order to clarify for shareholders what is presented in the tables on page 9, we have revised the introductory text to the tables. We have respectfully determined to retain the data and information appearing in the tables with respect to the current and proposed subadvisory fees, because the Board did consider net retained management fees as part of its overall consideration of the proposed new management fee rate for the Portfolio, and because the inclusion of the subadvisory fee information is consistent with the Portfolio’s disclosure obligations under the Registrant’s manager-of-managers exemptive order.

9.	Comment

Please include in the Q&A section a Q&A which explains to shareholders that if the proposed changes are approved, that the transition costs associated with the change (such as brokerage commissions, etc.) will be borne by the Portfolio and shareholders.

Response

The answer to Question #8 has been revised to include an explanation to shareholders concerning the fact that the Portfolio and shareholders will bear the transition costs associated with the changes. We concluded that including this information in the response to Question #8 was appropriate, since the question asks “Who is Paying for the Costs of this Proxy Statement?”

Tandy Representations

In connection with the Commission Staff’s review of the proxy materials, the Registrant acknowledges that, with respect to filings made by the Registrant with the Commission and reviewed by the Staff:

a)	the Registrant is responsible for the adequacy and accuracy of the disclosure in the filings;

b)	Staff comments or changes to disclosure in response to Staff comments in the filings reviewed by the Staff do not foreclose the Commission from taking any action with respect to the filings; and

c)	the Registrant may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We are also hereby filing in accordance with Rule 14a-6 under the Securities Exchange Act of 1934 definitive proxy materials in connection with the special meeting of shareholders scheduled for March 22, 2013. These materials include the Notice of Meeting, the proxy statement and the voting instruction card.

If you have any questions or comments with respect to the foregoing, or if I can be of any further assistance, please contact me at 973-802-6469. Thank you for your assistance in this matter.

Very truly yours,

/s/ Jonathan D. Shain
Jonathan D. Shain
Vice President & Corporate Counsel
Prudential Investments LLC